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                                                                   EXHIBIT 16


W&Y                                                 Weinbaum & Yalamanchi
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                                                    Certified Public Accountants




April 10, 1997


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549


Ladies and Gentlemen:


We agree with the statements made by the registrant in Item #4(a) of Form 8-K of Osicom Technologies, Inc. dated April 10, 1997




Sincerely,


/s/Weinbaum  &  Yalamanchi
------------------------------
Weinbaum & Yalamanchi





cc:      Board of Directors
         Osicom Technologies, Inc.




  1800 N. Argyle Avenue, #413 - Los Angeles - CA 90028 - Phone (213) 467-8945
                              - FAX (213)467-8944